Exhibit 99.1

Citius Oncology Announces $18 Million Concurrent Registered Direct Offering and
Private Placement Priced At-The-Market Under Nasdaq Rules

Proceeds strengthen cash position and support commercial launch of LYMPHIR™, a novel cancer immunotherapy for cutaneous T-cell lymphoma (CTCL)

CRANFORD, N.J., Dec. 9, 2025 -- Citius Oncology, Inc. (“Citius Oncology” or the “Company”) (Nasdaq: CTOR), the oncology-focused subsidiary of Citius Pharmaceuticals, Inc. (“Citius Pharma”) (Nasdaq: CTXR), today announced that it has entered into a definitive agreement with a single healthcare-focused investor for the purchase and sale of 1,284,404 shares of its common stock at a purchase price of $1.09 per share in a registered direct offering priced at-the-market under Nasdaq rules. In addition, the Company has agreed to issue to the investor unregistered warrants to purchase up to 1,284,404 shares of common stock at an exercise price of $1.09 per share, which will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares of common stock upon exercise of the warrants and will expire five years from the date of stockholder approval.

Concurrently with the registered direct offering, in a private placement priced at-the-market under Nasdaq rules, the Company entered into a definitive agreement with the investor for the purchase and sale of 15,229,358 shares of common stock (or pre-funded warrants in lieu thereof) and warrants to purchase up to 15,229,358 shares of the Company’s common stock at a purchase price of $1.09 per share and accompanying warrant. The warrants to be issued in the private placement have an exercise price of $1.09 per share, will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares of common stock upon exercise of the warrants and will expire five years from the date of stockholder approval.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offerings.

The closing of the offerings is expected to occur on or about December 10, 2025, subject to the satisfaction of customary closing conditions. The gross proceeds from the offerings, before deducting the placement agent’s fees and other offering expenses payable by the Company, are expected to be approximately $18 million. The Company intends to use the net proceeds from the offerings to support the commercial launch of LYMPHIR and for working capital and general corporate purposes.

The shares of common stock (but not the shares of common stock and pre-funded warrants to be issued in the private placement and the unregistered warrants and the shares of common stock underlying the unregistered warrants) being offered in the registered direct are being offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-289979) that was declared effective by the Securities and Exchange Commission (the “SEC”) on September 4, 2025. The offering of the shares of common stock in the registered direct is being made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and accompanying prospectus relating to the registered direct offering will be filed with the SEC. Electronic copies of the final prospectus supplement and accompanying prospectus may be obtained, when available, on the SEC’s website at http://www.sec.gov or by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, New York 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The shares of common stock, pre-funded warrants and warrants to be issued in the private placement, as well as the unregistered warrants to be issued to the investor in the registered directed offering, are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder and, along with the shares of common stock underlying such pre-funded warrants and warrants, have not been registered under the Securities Act, or applicable state securities laws. Accordingly, such securities and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. Under a registration rights agreement with the investor, the Company is required to file a registration statement with the SEC covering the resale of the shares of the common stock and shares of common stock underlying the pre-funded warrants to be issued in the private placement and the shares of common stock underlying the warrants to be issued in both offerings.

The Company also has agreed to amend certain existing warrants to purchase up to an aggregate of 11,961,040 shares of the Company’s common stock that were previously issued to the investor in July 2025 and September 2025, with exercise prices of $1.32 and $1.84 per share, respectively, effective upon the closing of the offerings, such that the amended warrants will have a reduced exercise price of $1.09 per share and will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares upon exercise of the warrants.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Citius Oncology, Inc.

Citius Oncology, Inc. (Nasdaq: CTOR) is a platform to develop and commercialize novel targeted oncology therapies. In December 2025, Citius Oncology launched LYMPHIR, approved by the FDA for the treatment of adults with relapsed or refractory Stage I–III CTCL who had had at least one prior systemic therapy. Management estimates the initial market for LYMPHIR currently exceeds $400 million, is growing, and is underserved by existing therapies. Robust intellectual property protections that span orphan drug designation, complex technology, trade secrets and pending patents for immuno-oncology use as a combination therapy with checkpoint inhibitors would further support Citius Oncology’s competitive positioning. For more information, please visit www.citiusonc.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the completion of the offering, the satisfaction of customary closing conditions related to the offering, the receipt of stockholder approval and the intended use of net proceeds from the offering. Such statements are made based on our expectations and beliefs concerning future events impacting Citius Oncology. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “plan,” “should,” and “may” and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated, and, unless noted otherwise, that apply to Citius Oncology, are: our need for substantial additional funds and our ability to raise additional money to fund our operations for at least the next 12 months as a going concern; our ability to successfully commercialize LYMPHIR and establish a sustainable revenue stream; the estimated markets for LYMPHIR and our product candidates and the acceptance thereof by any market; our ability to secure strategic partnerships and expand international access to LYMPHIR; our ability to use the latest technology to support our commercialization efforts; physician and patient acceptance of LYMPHIR in a competitive treatment landscape; our reliance on third-party logistics providers, distributors, and specialty pharmacies to support commercial operations; our ability to educate providers and payers, secure adequate reimbursement, and maintain uninterrupted product supply; post-marketing requirements and ongoing regulatory compliance related to LYMPHIR; the ability of LYMPHIR and our product candidates to impact the quality of life of our target patient populations; risks relating to the results of research and development activities, including those from our existing and any new pipeline assets; our ability to procure cGMP commercial-scale supply; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our ability to maintain Nasdaq’s continued listing standards; market and other conditions; risks related to our growth strategy; patent and intellectual property matters; our ability to identify, acquire, close and integrate product candidates and companies successfully and on a timely basis; government regulation; as well as other risks described in our Securities and Exchange Commission (“SEC”) filings. These risks have been and may be further impacted by any future public health risks. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding our business are described in detail in our SEC filings which are available on the SEC’s website at www.sec.gov, including in Citius Oncology’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on December 27, 2024, as amended on January 27, 2025, as updated by our subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Investor Contact:

Ilanit Allen

ir@citiuspharma.com

908-967-6677 x113

Media Contact:

STiR-communications

Greg Salsburg

Greg@STiR-communications.com

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